                                                                    EXHIBIT 10.2
                                                                       EXHIBIT C
                                                                    TO INDENTURE


                       FORM OF ACCOUNTS PLEDGE AGREEMENT
                       ---------------------------------

     ACCOUNTS PLEDGE AGREEMENT, dated as of August __, 1996 (as may be amended from time to time, the "AGREEMENT"), by and between Casino America, Inc., a Delaware corporation (the "COMPANY"), and Fleet National Bank, collateral agent for the Persons that now or in the future are holders of the Notes (as defined below) issued under the Indenture as described below (the "HOLDERS") (in such capacity, Fleet National Bank or any successor in such capacity is referred to herein as the "COLLATERAL AGENT").

                                R E C I T A L S
                                ---------------

     A. Pursuant to the Indenture dated as of the date hereof (as may be amended from time to time, the "INDENTURE"), by and among the Company, the Subsidiary Guarantors and Fleet National Bank, as trustee, the Company will issue ___% Senior Secured Notes due 2003 in an aggregate principal amount of up to $300,000,000 (the "NOTES"), the payment of which will be guaranteed by the Subsidiary Guarantors.

     B. Pursuant to the Indenture, (a) the Company must, and must cause its Restricted Subsidiaries to, deposit into separate Collateral Accounts (i) the Net Cash Proceeds, if any, derived or resulting from an Asset Sale or Event of Loss and (ii) the Excess Louisiana Cash, if any, generated by the Isle-Bossier City and the Isle-Lake Charles and (b) the Company must pledge such Collateral Accounts, the Net Cash Proceeds or Excess Louisiana Cash deposited therein and all proceeds thereof as collateral security for the payment of its Secured Obligations (as defined below).

     C. It is a condition precedent to the issuance of the Notes, that the Company execute and deliver an agreement in the form hereof to effect the pledges described above.

                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration as hereinafter described, the parties hereto do promise, covenant and agree as follows:

                                   ARTICLE 1
                                   ---------
                        DEFINITIONS AND RELATED MATTERS

     SECTION 1.1. CERTAIN CAPITALIZED TERMS. Capitalized terms not otherwise defined herein (including an "EVENT OF DEFAULT") shall have the respective meanings specified in the Indenture. In addition, the following capitalized terms shall have the following meanings:

     "ACCOUNTS" means, collectively, the Net Cash Proceeds Account and the Excess Louisiana Cash Account.

     "CHARGES" means all federal, state, county, city, municipal or other taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against Collateral.

     "COLLATERAL" has the meaning set forth in Section 3.1.

     "DELIVERY," "DELIVER" and "DELIVERED" means and shall have occurred if and when:

          (i) subject to clauses (ii) and (iii), with respect to Cash Equivalents that are represented or evidenced by physical certificates or instruments physical delivery to the Collateral Agent of which is practicable under the circumstances, such Cash Equivalents have been (A) delivered to the Collateral Agent or its nominee in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, and (B) registered in the name of the Collateral Agent (if in registered form) or endorsed in the name of the Collateral Agent (if in bearer form);

          (ii) subject to clauses (iii) and (iv), with respect to Cash Equivalents represented by physical certificates that are in the possession of a financial intermediary (other than a clearing corporation) and physical delivery of which is not practicable under the circumstances, or issued in uncertificated form and registered in the name of a financial intermediary, the financial intermediary (A) sends the Collateral Agent confirmation of the purchase of such Cash Equivalents and (B), by book-entry or otherwise, identifies as belonging to the Collateral Agent such Cash Equivalents in the possession of or registered in the name of such financial intermediary;

          (iii)  subject to clause (iv), with respect to Cash Equivalents either
     (1) issued in certificated form, (2) in the custody of a clearing corporation, a custodian bank or a nominee of either subject to the control of the clearing corporation and (3) in bearer form or properly endorsed in blank or registered in the name of such clearing corporation, custodian bank or nominee, or (1) issued in uncertificated form and (2) registered in the name of a clearing corporation, custodian bank or nominee of either,
     (A) appropriate entries on the books of such clearing corporation are made
     (1) decreasing the account of, or maintained on behalf of, the transferor of such Cash Equivalents to the Collateral Agent and (2) increasing the account of the Collateral Agent or its designee by the amount of the Cash Equivalents to be Delivered, and (B), if Delivered through a designee, when such designee (1) sends the Collateral Agent confirmation of the purchase of such Cash Equivalents by the Collateral Agent, and (2) by book-entry or otherwise identifies as belonging to the Collateral Agent or its nominee such Cash Equivalents;

          (iv) with respect to book-entry securities the transfer of which is governed (or in part governed) by laws or regulations other than the UCC,
     (A) proper notification and/or instruction for the transfer of the securities to the Collateral Agent has been given and, if Delivered through a designee, such designee (1) sends the Collateral Agent confirmation of the purchase of such securities by the Collateral Agent and (2) by book-entry or otherwise identifies such securities as belonging to the Collateral Agent or (B) the transfer of such securities to the Collateral Agent has been otherwise effected in such manner that the Collateral Agent is entitled to receive directly any payments made on or with respect to such securities and the Collateral Agent has a first priority Security Interest in such securities;

          (v) with respect to certificates of deposit, such certificates of deposit have been transferred to the name of the Collateral Agent together with physical delivery thereof to the Collateral Agent;

          (vi) with respect to cash, such cash has been delivered to the Collateral Agent.

     "EXCESS LOUISIANA CASH ACCOUNT" means an account opened and maintained with the Collateral Agent as and when required pursuant to Section 1018(2) of the Indenture, as more particularly described on Schedule 1.1.

     "EXCESS LOUISIANA CASH ACCOUNT COLLATERAL" means, collectively, (i) the Excess Louisiana Cash Account, (ii) all cash, instruments, investments in Cash Equivalents or other property from time to time transferred or credited to, contained in or comprising the Excess Louisiana Cash Account, (iii) all investments in Cash Equivalents that are from time to time made or acquired by, or delivered or otherwise transferred to, the Collateral Agent pursuant to this Agreement with respect to the Excess Louisiana Cash Account or acquired out of the proceeds of any of the foregoing, (iv) all statements, certificates, passbooks and instruments representing the Excess Louisiana Cash Account or any of the foregoing and (v) all proceeds and products of any of the foregoing.

     "NET CASH PROCEEDS ACCOUNT" means an account opened and maintained with the Collateral Agent as and when required pursuant to Section 1018(1) of the Indenture, as more particularly described on Schedule 1.1.

     "NET CASH PROCEEDS ACCOUNT COLLATERAL" means, collectively, (i) the Net Cash Proceeds Account, (ii) all cash, instruments, investments in Cash Equivalents or other property from time to time transferred or credited to, contained in or comprising the Net Cash Proceeds Account, (iii) all investments in Cash Equivalents that are from time to time made or acquired by, or delivered or otherwise transferred to, the Collateral Agent pursuant to this Agreement with respect to the Net Cash Proceeds Account or acquired out of the proceeds of any of the foregoing, (iv) all statements, certificates, passbooks and instruments representing the Net Cash Proceeds Account or any of the foregoing and (v) all proceeds and products of any of the foregoing.

     "NOTE DOCUMENTS" means the Indenture, the Notes, the Subsidiary Guarantees and the Collateral Documents.

     "PROCEEDS" has the meaning set forth in Section 3.1.

     "SECURED OBLIGATIONS" has the meaning set forth in Section 2.1.

     "SECURED PARTIES" means, collectively, the Collateral Agent, the Trustee and the Holders of the Notes and any of their respective successors and assigns.

     "SECURITY INTEREST" has the meaning set forth in Section 3.1.

     "SUPPLEMENTAL DOCUMENTATION" means financing statements, continuation statements, consents, acknowledgments, assignment of accounts, patents, trademarks or copyrights, schedules of Collateral and other similar instruments or documents necessary or requested by the Collateral Agent (i) to create, perfect and maintain perfected the first priority Security Interest in any Collateral or (ii) so that the Collateral Agent receives all interest, dividends and distributions from time to time paid with respect to, and all other Proceeds of, all Collateral the Collateral Agent is entitled to receive hereunder.

     "UCC" means Article 9 (or, with respect to securities, Article 8) of the Uniform Commercial Code (as amended from time to time) of the State of New York.

     SECTION 1.2. INTERPRETATION AND CONSTRUCTION.
                  -------------------------------

          1.2.1. TERMS USED IN THE UCC. Unless the context requires otherwise, all lower-case terms used in this Agreement that are used or defined in the UCC shall have the same meanings herein.

          1.2.2. CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals and all Schedules and Exhibits) and not to any particular provision of this Agreement. Article, section, subsection, exhibit, recital, preamble and schedule references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law "as amended" or "as may be amended from time to time," or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals or other modifications excepting any reference to any agreement, document or law that specifically limits said agreement, document or law to its terms or the date hereof.

          1.2.3. DETERMINATIONS. Any determination or calculation contemplated by this Agreement that is made by the Collateral Agent shall be final, conclusive and binding upon the Company and the Trustee, in the absence of manifest error. References in this Agreement to "determination" by the Collateral Agent include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations). All references herein to "discretion" of the Collateral Agent (or terms of similar import) shall mean "absolute and sole discretion." All consents and other actions of the Collateral Agent contemplated by this Agreement may be given, taken, withheld or not taken in the Collateral Agent's sole and absolute discretion, except as otherwise expressly provided herein.

          1.2.4. GOVERNING LAW. Except to the extent otherwise required under applicable law, the UCC shall govern the attachment, perfection, priority and enforcement of the Security Interest and all other matters to which the UCC applies pursuant to the terms thereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          1.2.5. HEADINGS. The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof.

          1.2.6. SEVERABILITY. If any provision of this Agreement or any Lien or other right hereunder shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.

          1.2.7. EXHIBITS AND SCHEDULES. All of the appendices, exhibits and schedules attached to this Agreement shall be deemed incorporated herein by reference.

          1.2.8. CONFLICTS. If any provision of this Agreement shall be determined to be apparently contrary to or conflicting with any other provision of any other Collateral Document, then the provision of such Collateral Document shall control. The parties hereto agree that each has contributed to the drafting of this Agreement and all Note Documents and that the provisions herein contained shall not be construed against any party hereto as having been the person or persons responsible for the preparation thereof.

                                   ARTICLE 2
                                   ---------
                              SECURED OBLIGATIONS

     SECTION 2.1. SECURED OBLIGATIONS. The Security Interest shall secure the due and punctual payment and performance of any and all present and future obligations and liabilities of the Company of every type or description to the Secured Parties:

          2.1.1. arising under or in connection with the Indenture or the Notes, whether for principal, premium (if any), interest, expenses, indemnities or other amounts (including attorneys' fees and expenses); or

          2.1.2. arising under or in connection with this Agreement or any other Note Document, including for reimbursement of amounts that may be advanced or expended by the Collateral Agent (i) to satisfy amounts required to be paid by the Company under this Agreement or any other Note Document for claims and Charges, together with interest thereon to the extent provided, or (ii) to maintain or preserve any Collateral or to create, perfect, continue or protect the first priority Lien granted hereunder;

in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all obligations and liabilities of the Company described in this Section 2.1 are collectively referred to hereinafter as the "SECURED OBLIGATIONS").

                                   ARTICLE 3
                                   ---------
                           COLLATERAL; GENERAL TERMS

     SECTION 3.1. SECURITY INTEREST. To secure the payment and performance of the Secured Obligations as and when due, the Company hereby grants, conveys, pledges, assigns and transfers to the Collateral Agent, for the benefit of the Secured Parties, a security interest (the "SECURITY INTEREST") in, all right, title, claim and interest of the Company in and to the following property, whether now owned and existing or hereafter acquired or arising, and wherever located:

          3.1.1. The Accounts;

          3.1.2. All cash, instruments, investments in Cash Equivalents or other property from time to time transferred or credited to, contained in or comprising the Accounts;

          3.1.3. All statements, certificates, passbooks and instruments representing the Accounts or any of the foregoing; and

          3.1.4. All proceeds and products of any of the foregoing, including all (i) interest, principal, dividends and other amounts or distributions received with respect to any of the foregoing, and (ii) property received upon the sale, exchange or other disposition of any of the foregoing ("PROCEEDS" and, together with the foregoing, the "COLLATERAL").

     SECTION 3.2. PERFECTION OF SECURITY INTEREST IN COLLATERAL.
                  ---------------------------------------------

          3.2.1. Each of the Net Cash Proceeds Account and the Excess Louisiana Cash Account shall at all times and irrevocably be a segregated account maintained in the name of and under the exclusive dominion and control of the Collateral Agent. The Company agrees (and acknowledges the reliance by the Secured Parties thereon) that it will not have any dominion, authority or control over any Collateral or any right or power to withdraw, dispose of or liquidate any funds in the Accounts or direct any payment from or debit to the Accounts, except as set forth in Sections 5.4 and 6.4.

          3.2.2. All cash and Cash Equivalents from time to time contained in or comprising the Net Cash Proceeds Account and the Excess Louisiana Cash Account shall be Delivered to, dealt with and held by the Collateral Agent pursuant to the terms of this Agreement. The

Collateral Agent and the Company will take all required action to ensure the proper Delivery of all Net Cash Proceeds Account Collateral and Excess Louisiana Cash Collateral and shall take (or cause to be taken) such other steps as are required by this Agreement, under the UCC or other Applicable Law, in the judgment of the Collateral Agent, to maintain and perfect a first priority Security Interest in the Net Cash Proceeds Account Collateral and Excess Louisiana Cash Collateral.

          3.2.3. All Cash Equivalents shall be registered in the Collateral Agent's name on the books of the applicable issuer, clearing corporation, financial intermediary, custodian, nominee or bailee of or for such Collateral and such other steps shall be taken under applicable law as may be required so that the Collateral Agent receives all interest, dividends and distributions from time to time paid with respect to, and all other proceeds of, such Collateral.

          3.2.4. The Company hereby authorizes the Collateral Agent to affix, by facsimile signature or otherwise, the general or special endorsement of the Company in such manner as the Collateral Agent shall deem advisable to any investments in Cash Equivalents if the same has been delivered to or obtained by the Collateral Agent without appropriate endorsement. In addition, the Collateral Agent shall have the right at any time in its discretion to exchange any certificate or instrument representing or evidencing any such Collateral for certificates or instruments of smaller or larger denominations.

          3.2.5. The Collateral Agent confirms that it is a financial intermediary on whose books the interest of the Company in all "securities" included in the Net Cash Proceeds Account Collateral or Excess Louisiana Cash Account Collateral appears or a bailee of all "instruments" included in the Net Cash Proceeds Account Collateral or Excess Louisiana Cash Account Collateral, as applicable, in each case within the meaning of Section 8-313(1)(h)(i) or 9-305 of the UCC. This representation shall be deemed remade upon acquisition of each investment in Cash Equivalents in the form of securities or instruments.

          3.2.6. When Cash Equivalents in the form of securities are Delivered to the Collateral Agent, the Collateral Agent shall by book-entry or otherwise identify as belonging to the Company, subject to a Security Interest in favor of Collateral Agent, such investments in Cash Equivalents or an equivalent amount of securities of their class in the possession of or registered in the name of the Collateral Agent or shown on the account of the Collateral Agent with another financial intermediary.

          3.2.7. All investments in Cash Equivalents that are held by the Collateral Agent through other financial intermediaries, depositaries or the like shall be held in accounts of the Collateral Agent with such entities containing only assets held by the Collateral Agent in a fiduciary capacity for customers.

     SECTION 3.3. DISTRIBUTIONS HELD IN TRUST. If the Company directly receives any interest or other distributions or Collateral required to be delivered to the Collateral Agent under this Agreement, such Collateral shall be held in trust for the benefit of the Secured Parties, subject to the Security Interest, and the Company shall cause such Collateral to be delivered to, or in accordance with instructions of, the Collateral Agent as soon as reasonably practicable after receipt thereof by the Company.

     SECTION 3.4. FURTHER ASSURANCES. The Company shall, at its own expense, promptly perform such acts as may be necessary, or that the Collateral Agent may reasonably request at any time, to assure the attachment, perfection and first priority of the Security Interest, to exercise the rights and remedies of the Secured Parties hereunder or to carry out the intent of this Agreement. Without limitation, the Company shall execute and deliver (or cause any third party to execute and deliver) to the Collateral Agent, at any time and from time to time, all Supplemental Documentation, in form and substance acceptable to the Collateral Agent.

     SECTION 3.5. REASONABLE CARE; EXCULPATION; INDEMNIFICATION
                  ---------------------------------------------

          3.5.1. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which such Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have any responsibility, except as otherwise provided by applicable law or this Agreement, for (i) ascertaining or taking any action with respect to the Collateral including, without limitation, any action with respect to calls, conversions, exchanges, maturities, tenders or similar matters, whether or not the Collateral Agent may be deemed to have knowledge of matters affecting the Collateral or its value, (ii) taking any necessary steps to preserve rights against third parties with respect to the Collateral or (iii) maximizing interest or other investment returns on any Collateral.

          3.5.2. Neither the Collateral Agent nor any of its directors, officers, agents, attorneys or employees shall be liable to the Company for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own negligence or willful misconduct or as required by applicable law. The Company acknowledges that the selection of Fleet National Bank as the Collateral Agent was at the request of and is acceptable to the Company.

          3.5.3. The Company agrees to indemnify the Collateral Agent and its directors, officers, agents, attorneys or employees against any and all liabilities, losses, damages, penalties, claims, costs and expenses of any kind or nature whatsoever (including reasonable fees and disbursements of counsel) that may be imposed on, incurred by, or asserted against any of them, in any way relating to or arising out of this Agreement or any action taken or omitted by them hereunder, except to the extent that they directly resulted from the negligence or willful misconduct of such Persons. Without limitation, the Company shall reimburse the Collateral Agent for all brokerage commissions, other expenses of investing and taxes incurred or payable by it as a result of this Agreement and the performance of its duties and the exercise of its rights and remedies hereunder, including any taxes payable upon disposition or liquidation of any Collateral. The Collateral Agent shall be entitled to charge any such amounts against the Collateral or any proceeds thereof as and when due.

                                   ARTICLE 4
                                   ---------
                        REGARDING THE COLLATERAL AGENT

     SECTION 4.1. EXCULPATION; COLLATERAL AGENT'S RELIANCE; ETC. Neither the Collateral Agent nor any of its respective directors, officers, agents, attorneys or employees shall be liable to any Secured Party for any action taken or omitted to be taken by it or them under or in connection with this Agreement
(i) with the consent or at the request of the Company, pursuant to Section 5.2.4, or (ii) in any other circumstances, except in each case for its or their own negligence or willful misconduct. The Collateral Agent shall not be responsible to any Secured Party for the value, enforceability, genuineness, validity or priority of any Net Cash Proceeds Account Collateral or Excess Louisiana Cash Account Collateral or the Security Interest, except as contemplated by the immediately preceding sentence. The Collateral Agent shall be entitled to rely upon any notice, certificate or other writing believed by them to be genuine and correct and to have been signed or sent by the proper person or entity. The Collateral Agent shall be entitled to consult with legal counsel and to act in reliance upon the advice of such counsel concerning its actions and duties hereunder. Absent written notice to the contrary, the Collateral Agent may assume that no Event of Default exists.

                                   ARTICLE 5
                                   ---------
                           NET CASH PROCEEDS ACCOUNT

     SECTION 5.1. NATURE OF NET CASH PROCEEDS ACCOUNT.
                  -----------------------------------

          5.1.1. The Collateral Agent hereby covenants and agrees that it will not commingle funds of the Net Cash Proceeds Account with any general funds of the Collateral Agent. The Collateral Agent further covenants and agrees that funds of the Net Cash Proceeds Account will consist solely of Net Cash Proceeds Account Collateral and will at no time include any funds, monies, securities, deposits or any other assets owned by the Collateral Agent or any other Person. It is expressly understood, acknowledged and agreed by each of the parties hereto that at no time will all or any portion of the Net Cash Proceeds Account consist of or become property, either directly or indirectly, of the Collateral Agent and shall not be subject to execution, offset or levy by any Person other than through the foreclosure of the Collateral Documents.

          5.1.2. The Collateral Agent shall furnish the Company with monthly reports in its usual and customary manner and format, setting forth all transactions effected with respect to the Net Cash Proceeds Account Collateral and the amount of cash and investments in Cash Equivalents included in the Net Cash Proceeds Account Collateral.

     SECTION 5.2. INVESTMENT OF FUNDS IN THE NET CASH PROCEEDS ACCOUNTS.
                  -----------------------------------------------------

          5.2.1. Subject to Section 3.2, all funds from time to time contained in the Net Cash Proceeds Account and all proceeds (including proceeds of related investments in Cash

Equivalents) thereof shall be invested and reinvested only in Cash Equivalents in accordance with the provisions of this Section 5.2.

          5.2.2. The Collateral Agent will forward to the Company all notices and other communications received with respect to Cash Equivalents and, in the case of proxies, will execute (but not vote) such proxies.

          5.2.3. Except as otherwise provided in this Agreement, absent direction from the Company, the Collateral Agent shall have no duty to exercise any consensual rights or take any other action with respect to investments in Cash Equivalents or other Collateral, including the investment or reinvestment thereof or to make decisions with respect to calls, tenders or voting.

          5.2.4. Subject to Section 5.2.5 and the other provisions of this Agreement, the Company shall have the right to direct the investment and reinvestment of the Net Cash Proceeds Account Collateral and the exercise of all other consensual rights with respect to investments in Cash Equivalents in its discretion, including the right to direct decisions by the Collateral Agent with respect to calls, conversions, exchanges, maturities, tenders or similar matters and voting of investments in Cash Equivalents. Any such direction shall be given by written notice to the Collateral Agent signed by an authorized officer of the Company, specifying how the Collateral is to be invested or the decision is to be made, as applicable. The Collateral Agent shall, as soon as possible after receipt of any such direction, cause the Collateral to be invested in accordance with such direction or such decision to be implemented; provided, however, that the Collateral Agent shall be under no obligation to follow any direction not complying with this or any other provision of this Agreement.

          5.2.5. Upon the occurrence of an Event of Default, the Collateral Agent may cease following directions from the Company with respect to Net Cash Proceeds Account Collateral and shall be entitled to direct the investment and reinvestment of and the exercise of all other consensual rights with respect to any and all Net Cash Proceeds Account Collateral in its discretion, including the right to direct decisions with respect to calls, tenders and voting of investments in Cash Equivalents, provided, however, that the Collateral Agent shall be under no obligation to exercise any such rights.

     SECTION 5.3. ADDITION TO, DISPOSITION AND APPLICATION OF NET CASH PROCEEDS
                  -------------------------------------------------------------
ACCOUNT COLLATERAL.
- ------------------

          5.3.1. As required by Section 1018(1) of the Indenture, in the event of any Asset Sale or Event of Loss, the Company shall instruct the Collateral Agent to open the Net Cash Proceeds Account (unless previously opened) and shall the Company shall deposit (or cause to be deposited) all Net Cash Proceeds of such Asset Sale or Event of Loss, as the case may be, in the Net Cash Proceeds Account. All Net Cash Proceeds deposited in the Net Cash Proceeds Account from time to time shall be considered the property of the Company pledged by it as Collateral for all purposes. In addition to Net Cash Proceeds, the Company may from time to time make (or cause to be made) additional deposits into the Net Cash Proceeds Account. All additional deposits from time to time so deposited shall be considered Net Cash Proceeds Account Collateral for all purposes.

          5.3.2. All interest, principal and other amounts from time to time payable in respect of any Net Cash Proceeds Account Collateral or the sale or other disposition thereof shall be deposited into the Net Cash Proceeds Account and dealt with and held by the Collateral Agent in accordance with this Agreement. The Collateral Agent shall use its best efforts to collect all interest, principal and other amounts from time to time becoming due with respect to investments in Cash Equivalents or the sale or other disposition thereof, provided that the Collateral Agent shall not be required to participate in any legal proceeding to make such collection. Whenever the Collateral Agent is unable to make any such collection, it shall notify the Company.

     SECTION 5.4. RELEASE OF NET CASH PROCEEDS ACCOUNT COLLATERAL.

          5.4.1. Subject to Section 5.4.3 and provided no Event of Default has occurred and is continuing, the Collateral Agent shall permit the withdrawal of funds from the Net Cash Proceeds Account upon receipt of an Officers' Certificate from the Company to the effect that such funds will be used to make a Permitted Related Investment (within not more than seven days from the date of such Officers' Certificate) in assets that are then pledged to the Collateral Agent, all as contemplated by Sections 1014 and 1018 of the Indenture.

          5.4.2. Subject to Section 5.4.3, the Collateral Agent shall permit the withdrawal of funds from the Net Cash Proceeds Account to consummate an Excess Sale/Loss Proceeds Offer pursuant to Section 1110 of the Indenture. Such withdrawal shall be made in the form of wire transfers to the Holders of the Notes being purchased in the Excess Sale/Loss Proceeds Offer and shall be subject to the prior receipt of an Officers' Certificate from the Company to the effect that such funds are being withdrawn for such purpose. In addition, to the extent any Excess Sale/Loss Proceeds Offer is not fully subscribed to by the Holders of the Notes, the Collateral Agent shall permit the Company to withdraw and retain funds from the Net Cash Proceeds Account in the amount attributable to the unsubscribed portion of the Excess Sale/Loss Proceeds Offer.

          5.4.3. Upon receipt of any request for withdrawal of funds from the Net Cash Proceeds Account, the Collateral Agent shall liquidate such Cash Equivalents as the Company may direct in writing, provided that if no such direction is given, the Collateral Agent shall liquidate such Cash Equivalents as it may decide in its discretion, to the extent necessary to make the requested disbursement.


                                   ARTICLE 6
                                   ---------

                         EXCESS LOUISIANA CASH ACCOUNT

     SECTION 6.1. NATURE OF EXCESS LOUISIANA CASH ACCOUNT.

          6.1.1. The Collateral Agent hereby covenants and agrees that it will not commingle funds of the Excess Louisiana Cash Account with any general funds of the Collateral Agent. The Collateral Agent further covenants and agrees that funds of the Excess Louisiana Cash Account will consist solely of Excess Louisiana Net Proceeds Account Collateral and will at no time include any funds, monies, securities, deposits or any other assets owned by the

Collateral Agent or any other Person. It is expressly understood, acknowledged and agreed by each of the parties hereto that at no time will all or any portion of the Excess Louisiana Net Cash Account consist of or become property, either directly or indirectly, of the Collateral Agent and shall not be subject to execution, offset or levy by any Person other than through the foreclosure of the Note Documents.

          6.1.2. The Collateral Agent shall furnish the Company with monthly reports in its usual and customary manner and format, setting forth all transactions effected with respect to the Excess Louisiana Cash Account Collateral and the amount of cash and investments in Cash Equivalents included in the Excess Louisiana Cash Account Collateral.

     SECTION 6.2. INVESTMENT OF FUNDS IN THE EXCESS LOUISIANA CASH ACCOUNT.

          6.2.1. Subject to Section 3.2, all funds from time to time contained in the Excess Louisiana Cash Account and all proceeds (including proceeds of related investments in Cash Equivalents) thereof shall be invested and reinvested only in Cash Equivalents in accordance with the provisions of this
Section 6.2.

          6.2.2. The Collateral Agent will forward to the Company all notices and other communications received with respect to Cash Equivalents and, in the case of proxies, will execute (but not vote) such proxies.

          6.2.3. Except as otherwise provided in this Agreement, absent direction from the Company, the Collateral Agent shall have no duty to exercise any consensual rights or take any other action with respect to investments in Cash Equivalents or other Collateral, including the investment or reinvestment thereof or to make decisions with respect to calls, tenders or voting.

          6.2.4. Subject to Section 6.2.5 and the other provisions of this Agreement, the Company shall have the right to direct the investment and reinvestment of the Excess Louisiana Cash Account Collateral and the exercise of all other consensual rights with respect to investments in Cash Equivalents in its discretion, including the right to direct decisions by the Collateral Agent with respect to calls, conversions, exchanges, maturities, tenders or similar matters and voting of investments in Cash Equivalents. Any such direction shall be given by written notice to the Collateral Agent signed by an authorized officer of the Company, specifying how the Collateral is to be invested or the decision is to be made, as applicable. The Collateral Agent shall, as soon as possible after receipt of any such direction, cause the Collateral to be invested in accordance with such direction or such decision to be implemented; provided, however, that the Collateral Agent shall be under no obligation to follow any direction not complying with this or any other provision of this Agreement.

          6.2.5. Upon the occurrence of an Event of Default, the Collateral Agent may cease following directions from the Company with respect to Excess Louisiana Cash Account Collateral and shall be entitled to direct the investment and reinvestment of and the exercise of all other consensual rights with respect to any and all Excess Louisiana Cash Account Collateral in its discretion, including the right to direct decisions with respect to calls, tenders and voting of investments in Cash Equivalents, provided, however, that the Collateral Agent shall be under no obligation to exercise any such rights.

     SECTION 6.3. ADDITION TO, DISPOSITION AND APPLICATION OF EXCESS LOUISIANA CASH ACCOUNT COLLATERAL.

          6.3.1. As required by Section 1018(2) of the Indenture, in the event of an adverse vote in Bossier Parish or Calcasieu Parish requiring the deposit of Excess Louisiana Cash into a Collateral Account, the Company shall instruct the Collateral Agent to open the Excess Louisiana Cash Account and the Company shall deposit (or cause to be deposited) all Excess Louisiana Cash in the Excess Louisiana Cash Account. All Excess Louisiana Cash deposited in the Excess Louisiana Cash Account from time to time shall be considered the property of the Company pledged by it as Collateral for all purposes. In addition to Excess Louisiana Cash , the Company may from time to time make (or cause to be made) additional deposits into the Excess Louisiana Cash Account. All additional deposits from time to time so deposited shall be considered Excess Louisiana Cash Account Collateral for all purposes.

          6.3.2. All interest, principal and other amounts from time to time payable in respect of any Excess Louisiana Cash Account Collateral or the sale or other disposition thereof shall be deposited into the Excess Louisiana Cash Account and dealt with and held by the Collateral Agent in accordance with this Agreement. The Collateral Agent shall use its best efforts to collect all interest, principal and other amounts from time to time becoming due with respect to investments in Cash Equivalents or the sale or other disposition thereof, provided that the Collateral Agent shall not be required to participate in any legal proceeding to make such collection. Whenever the Collateral Agent is unable to make any such collection, it shall notify the Company.

     SECTION 6.4. RELEASE OF EXCESS LOUISIANA CASH ACCOUNT COLLATERAL.

          6.4.1. Subject to Section 6.4.2 and provided no Event of Default has occurred and is continuing, the Collateral Agent shall permit the withdrawal of funds from the Excess Louisiana Cash Account to consummate an Excess Louisiana Cash Offer pursuant to Section 1111 of the Indenture. Such withdrawal shall be made in the form of wire transfers to the Holders of the Notes being purchased in the Excess Louisiana Cash Offer and shall be subject to the prior receipt of an Officers' Certificate from the Company to the effect that such funds are being withdrawn for such purpose. In addition, to the extent any Excess Louisiana Cash Offer is not fully subscribed to by the Holders of the Notes, the Collateral Agent shall permit the Company to withdraw and retain funds from the Excess Louisiana Cash Account in the amount attributable to the unsubscribed portion of the Excess Louisiana Cash Offer.

          6.4.2. Upon receipt of any request for withdrawal of funds from the Excess Louisiana Cash Account, the Collateral Agent shall liquidate such Cash Equivalents as the Company may direct in writing, provided that if no such direction is given, the Collateral Agent shall liquidate such Cash Equivalents as it may decide in its discretion, to the extent necessary to make the requested disbursement.

                                   ARTICLE 7
                                   ---------

                               POWER OF ATTORNEY

     SECTION 7.1. APPOINTMENT OF AGENTS AS COMPANY'S LAWFUL ATTORNEYS-IN-FACT. The Company hereby irrevocably appoints (the appointment being irrevocable because the Company's it is coupled with an interest) the Collateral Agent and its employees and agents as the Company's true and lawful attorneys-in-fact, with full power of substitution, to do (a) all things required to be done by the Company under this Agreement or the other Note Documents and (b) to do all things that the Collateral Agent may deem necessary or advisable to assure the attachment, perfection and first priority of the Security Interest or otherwise to exercise the rights and remedies of the Collateral Agent hereunder or carry out the intent of this Agreement, in each case irrespective of whether a Default or Event of Default then exists and at the Company's expense. Without limitation, the Collateral Agent and its officers and agents shall be entitled to do all of the following, as fully as the Company might:

          7.1.1. to sign the name of the Company on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Collateral Agent, in its discretion, may elect;

          7.1.2. to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive and receipt for all licenses, registration cards and certificates of ownership;

          7.1.3. to affix, by facsimile signature or otherwise, the general or special endorsement of the Company, in such manner as the Collateral Agent shall deem advisable, to any Collateral that has been delivered to or obtained by the Collateral Agent without appropriate endorsement or assignment; and

          7.1.4. to affix, by facsimile signature or otherwise, the general or special endorsement of the Company, in such manner as the Collateral Agent shall deem advisable, to any Net Cash Proceeds Account Collateral or Excess Louisiana Cash Account Collateral that has been delivered to or obtained by the Collateral Agent without appropriate endorsement or assignment.


                                   ARTICLE 8
                                   ---------

                   REPRESENTATIONS. WARRANTIES AND COVENANTS

     SECTION 8.1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that all representations and warranties made with respect to it, its assets and its obligations in the Purchase Agreement are true and correct and makes the following additional representations and warranties, all of which shall survive until termination of this Agreement pursuant to Section 10.7. Upon the opening of the Net Cash Proceeds Account or Excess Louisiana Cash Account and upon each deposit of Net Cash Proceeds or Excess Louisiana Cash therein, each such representation and warranty, other than those contained in the Underwriting Agreement, shall be deemed repeated by the Company.

          8.1.1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority and the legal right to own and operate its properties and to carry on its business as heretofore conducted and proposed to be conducted. The Company has all requisite corporate power and authority to enter into this Agreement and the other Note Documents to which it is a party and to carry out the transactions contemplated hereby and thereby. The Company possesses all Governmental Approvals, in full force and effect, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties and conduct of its business as now conducted, and is not in violation thereof. The Company is duly qualified and in good standing as a foreign corporation in each state where the nature of its business activities conducted or properties owned or leased requires it to be so qualified except where the failure to do so would not have a material adverse effect on the business, assets, results of operations or financial condition of the Company, the ability of the Company to perform its obligations hereunder or the Collateral or Security Interest.

          8.1.2. The execution, delivery and performance by the Company of this Agreement and each other Note Document to which it is a party have been duly authorized by all necessary corporate action. This Agreement and each such other Note Document have been duly executed and delivered by the Company and such agreements are the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally. The execution, delivery and performance by the Company of this Agreement and each other Note Document to which the Company is a party, and the consummation of the transactions contemplated hereby or thereby, or the exercise by the Collateral Agent of any of the voting and other rights or remedies hereunder, do not and will not (i) violate any provision of the charter or bylaws of the Company, (ii) conflict with, result in a breach of or constitute (or, with the giving of notice or lapse of time, or both, constitute) a default under, or require the approval or consent of any Person pursuant to, any agreement and other obligation of the Company relating to or included in the Collateral or violate any provision of applicable law binding on the Company or
(iii) result in the creation or imposition of any Lien (other than any Lien permitted under Section 1011 of the Indenture) of any nature whatsoever upon any of the Company's assets except for Liens created under this Agreement and the other Note Documents. Except for filings and recordings in connection with the perfection of Liens created by this Agreement and the other Note Documents, no Governmental Approval is or will be required in connection with the execution, delivery and performance by the Company of this Agreement or any other Note Document to which the Company is a party, or the consummation of the transactions contemplated hereby or thereby, or the exercise by the Collateral Agent of any of the voting and other rights or remedies hereunder, or to ensure the legality, validity or enforceability hereof or thereof, except as may be required in connection with the disposition of Collateral by laws affecting the offering and sale of securities generally.

          8.1.3. Duly executed financing statements containing a correct description of the Collateral have been delivered to the Collateral Agent for filing in every governmental office in every state, county and other jurisdiction in which the principal or any other place of business or the chief executive office of the Company, or any portion of the Collateral, is located and in each jurisdiction in which such action is necessary to establish a valid and perfected first priority Security Interest in favor of the Collateral Agent in all Collateral in which a Lien may be perfected by filing, and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

          8.1.4. The addresses of the Company's chief executive office and principal place of business, all other places of business of the Company and all other locations at which any tangible Collateral or books and records related to any Collateral are located are as set forth in Schedule 3.2 of the Company Security Agreement, and there are no prior or current trade or legal names used to identify the Company in its business or in the ownership of its properties other than those set forth on such Schedule.

          8.1.5. The Security Interest constitutes a valid and upon filing of financing statements referred to in Section 8.1.3 with the appropriate Governmental Authorities, perfected first priority Lien and secures payment and performance of the Secured Obligations.

          8.1.6. The Collateral is free and clear of all Liens other than the Security Interest and, except for financing statements in favor of the Collateral Agent, the Company has filed no financing statement covering any Collateral.

     SECTION 8.2. COVENANTS.

          8.2.1. Except as contemplated by this Agreement and the Indenture, the Company shall not sell, lease, transfer or otherwise dispose of, or create or permit to exist any Lien upon, the Collateral or any part thereof or interest therein. If any Collateral, or any part thereof, is sold or otherwise disposed of in violation of these provisions, the Security Interest shall continue in such Collateral or part notwithstanding such sale or other disposition, the Person to which such disposition is made shall be bound by this Agreement, and the Company shall deliver any Proceeds and products thereof to the Collateral Agent to be held as Collateral hereunder.

          8.2.2. The Company shall pay, when due, all charges for maintaining and administering the Accounts and of investing and reinvesting Collateral as well as all taxes and license or other fees of any kind or nature relating to or assessed upon the Collateral.

          8.2.3. The Company shall pay (i) all Charges imposed upon any Collateral, and (ii) all claims (including claims for labor, services and materials) that have become due and payable and, under applicable law, have or may become Liens (other than Liens permitted under Section 1011 of the Indenture) upon any Collateral, in each case before any penalty shall be incurred with respect thereto; provided that, unless foreclosure, levy or similar proceedings shall have commenced, the Company need not pay or discharge any such Charges or claims so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as adequate reserves therefor have been established in accordance with GAAP. If the Company fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this Section 8.2.3 and asserted against portion of the Collateral, the Collateral Agent may, at any time and from time to time, in its discretion and without waiving or releasing any obligation of the Company under this Agreement or the other Note Documents or waiving any Default or Event of Default, make such payment, obtain such discharge or take such other action with respect thereto as the Collateral Agent deems advisable.

          8.2.4. The Company shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and against all claims and demands and to preserve, protect and defend the Security Interest and the priority thereof, against any adverse Liens not permitted under the Note Documents. The Company will promptly notify the Collateral Agent of any attachment or other legal process levied against any Collateral.


                                   ARTICLE 9
                                   ---------

                         RIGHTS AND REMEDIES ON DEFAULT

     SECTION 9.1. REMEDIES. So long as an Event of Default shall exist, subject to any applicable Gaming Laws:

          9.1.1. In addition to all of its other rights, powers and remedies under this Agreement and applicable law, the Collateral Agent shall have, and may exercise, all of the rights, powers and remedies of a secured party under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by applicable law.

          9.1.2. The Collateral Agent shall have the right, as it may deem necessary or advisable at its discretion, to do any of the following:

               9.1.2.1. to foreclose the Security Interest by any available judicial procedure or without judicial process;

               9.1.2.2. to set off any portion of the Secured Obligations against the Collateral;

               9.1.2.3. to notify obligors on the Collateral that the Collateral has been assigned to the Collateral Agent and that all payments thereon are to be made directly and exclusively to or as instructed by the Collateral Agent;

               9.1.2.4. to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

               9.1.2.5. to enter into any extension or reorganization agreement or any other agreement relating to or affecting the Collateral and, in consideration therewith, the

Collateral Agent may deposit or surrender control of the Collateral or accept other property in exchange of the Collateral;

               9.1.2.6. to make such payments and do such acts as the Collateral Agent may deem necessary or desirable to perfect or maintain perfected, or to maintain a first priority Lien on the Collateral, including, without limitation,
(i) paying, purchasing, contesting or compromising any Lien on the Collateral, or (ii) commencing, appearing or otherwise participating in or controlling any action or proceeding purporting to affect the Security Interest or ownership of the Collateral; and

               9.1.2.7. to exercise all other rights, powers, privileges and remedies of an owner of the Collateral.

          9.1.3. The Collateral Agent shall have the right to sell or otherwise dispose of all or any Collateral at public or private sale or sales, with such notice as may be required by Section 9.3, in lots or in bulk at any exchange, over the counter or at any of the Collateral Agent's offices or elsewhere, for cash or on credit, with or without representations or warranties, all as the Collateral Agent, in its discretion, may deem advisable. Neither the Collateral Agent nor the Collateral need be present at any such sales. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case any such purchaser shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Collateral Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Collateral Agent may purchase all or any part of the Collateral at public or, if permitted by applicable law, private sale, and in lieu of actual payment of the purchase price, the Collateral Agent may apply against such purchase price any amount of the Secured Obligations. The Company agrees that any sale of Collateral conducted by the Collateral Agent in accordance with the foregoing provisions of this Section, Section 9.3 and applicable law shall be deemed to be a commercially reasonable sale under Section 9-504 of the UCC.

     SECTION 9.2. APPLICATION OF PROCEEDS.

          9.2.1. Any cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral during the existence of an Event of Default may be held by the Collateral Agent as Collateral and/or then or at any time thereafter applied as follows:

               9.2.1.1. first, to the Collateral Agent to pay all advances, charges, costs and expenses payable to the Collateral Agent pursuant to Section 10.1; and

               9.2.1.2. second, to pay the Secured Obligations in the order set forth in the Indenture.

          9.2.2. The Company and any other Person then obligated therefor shall pay to the Collateral Agent on demand any deficiency with regard the Secured Obligations that may remain after such sale, collection or realization of, from or upon the Collateral.

          9.2.3. Payments received from any third party on account of any disposition of Collateral shall not reduce the Secured Obligations until paid in cash to the Collateral Agent. The application of proceeds by the Collateral Agent shall be without prejudice to the Collateral Agent's rights as against the Company or other Persons with respect to any Secured Obligations that may then be or remain unpaid.

          9.2.4. If, while an Event of Default exists, the Company receives any cash, checks, notes or other instruments for the payment of money in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral, such collections and proceeds shall be received in trust for the Secured Parties, and the Company shall keep all such collections and proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Secured Parties and deliver such collections and proceeds daily to, or as instructed by, the Collateral Agent in the identical form received (with any appropriate endorsements or assignments).

     SECTION 9.3. NOTICE OF SALE. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent will send or otherwise make available to the Company reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The Company agrees that any notice required to be given by the Collateral Agent of a sale, lease or other disposition of Collateral, or any other intended action by the Collateral Agent, which is received in accordance with the provisions set forth in Section 10.4 ten (10) days prior to such proposed action, or such longer period as shall be specified by applicable law, shall constitute commercially reasonable and fair notice thereof to the Company. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this
Section 9.3.


                                   ARTICLE 10
                                   ----------

                                    GENERAL
                                    -------

     SECTION 10.1. COLLATERAL AGENT'S EXPENSES. Regardless of the occurrence of a Default or Event of Default, the Company agrees to pay to the Collateral Agent the amount of any and all advances, charges, costs and expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, that the Collateral Agent may reasonably incur in connection with (i) the administration of this Agreement, including any amendment thereto or any workout or restructuring, (ii) the creation, perfection or continuation of the Security Interest or the protection of its or the Collateral, including the discharging of any prior or subsequent Lien or adverse claim against the Collateral or any part thereof that is not permitted hereby or by the Indenture,

(iii) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (iv) the exercise or enforcement of any of the rights, powers or remedies of the Collateral Agent under this Agreement or under applicable law (including reasonable attorneys' fees and expenses incurred by the Collateral Agent in the collection of Collateral deposited with the Collateral Agent and amounts incurred in connection with the operation, maintenance or foreclosure of the Security Interest) or any bankruptcy proceeding or (v) the failure by the Company to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at the rate borne by the Notes as such time (including at the Defaulted Interest rate, if applicable).

     SECTION 10.2. AMENDMENTS AND OTHER MODIFICATIONS. No amendment, supplement, waiver or other modification of or to any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Company and the Collateral Agent, except that the Company may amend Schedule 1.1 to provide the information contemplated thereby with respect to the Accounts and the signature of the Collateral Agent will not be required for such amendment. Any waiver of or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

     SECTION 10.3. FAILURE OR DELAY; CUMULATIVE REMEDIES. No failure or delay on the part of any of the Secured Parties in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Secured Parties under applicable law, the Indenture or the other Note Documents or otherwise.

     SECTION 10.4. NOTICES. All notices, and other communications required or permitted to be given to or made upon any party hereto under this Agreement shall be in writing and shall be personally delivered or sent be prepaid courier, by overnight, registered or certified mail (postage prepaid) or by telecopy or telegram and shall be deemed given on the day that such writing is received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this
Section 10.4, notices, and other communications shall be given to or made upon the parties hereto at their respective addresses (or to their respective telecopier numbers) indicated on Schedule 10.4 hereof.

     SECTION 10.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of each of the parties hereto and their respective permitted successors and assigns. The Company shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent. The benefits of this Agreement shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

     SECTION 10.6. PAYMENTS SET ASIDE. Notwithstanding anything to the contrary contained herein, this Agreement, the Secured Obligations and the Security Interest shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Secured Party in connection with any bankruptcy, reorganization or similar proceeding involving the Company, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of any Collateral are required to be returned by any Secured Party under any such circumstances, or if any Secured Party elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been canceled or surrendered or the Security Interest or any Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Company in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Collateral.

     SECTION 10.7. CONTINUING SECURITY INTEREST; TERMINATION. This Agreement shall create a continuing security interest in the Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, indefeasible payment in full of the Secured Obligations. Any investigation at any time made by or on behalf of the Secured Parties shall not diminish the right of the Secured Parties to rely on any such agreements, representations or warranties herein. Notwithstanding anything in this Agreement or applicable law to the contrary, the agreements of the Company set forth in
Section 3.5.3 and Section 10.1 shall survive the payment of all other Secured Obligations and the termination of this Agreement.

     SECTION 10.8. CHOICE OF FORUM.
                   ---------------

             10.8.1. Subject to Section 10.8.2, all actions or proceedings arising in connection with this Agreement shall be tried and litigated in state or Federal courts located in the County of New York, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. THE COMPANY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10.8.1.

             10.8.2. Nothing contained in Section 10.8 shall preclude the Collateral Agent from bringing any action or proceeding arising out of or relating to this Agreement in the courts of any place where the Company or any of its assets may be found or located. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT

OF ANY SUCH ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF SUCH PARTY'S PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

     SECTION 10.9. WAIVER AND ESTOPPEL. Except as otherwise provided in this Agreement, the Company hereby waives: (i)presentment, protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Collateral Agent may do in this regard; (ii) any bond or security that might be required by any court prior to allowing the Secured Parties to exercise any of their rights, powers or remedies; (iii) the benefit of all valuation, appraisement, redemption and exemption laws; (iv) any rights to require marshaling of the Collateral upon any sale or otherwise to direct the order in which the Collateral shall be sold; (v) any set-off; and (vi) any rights to require the Collateral Agent to proceed against any Person, proceed against or exhaust any Collateral or any other security interests or guaranties or pursue any other remedy in the Collateral Agent's power, or to pursue any of such rights in any particular order or manner, and any defenses arising by reason of any disability or defense of any Person.

     SECTION 10.10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

     SECTION 10.11. COMPLETE AGREEMENT. This Agreement, together with the exhibits and schedules hereto and the other Note Documents, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

     SECTION 10.12. LIMITATION OF LIABILITY. No claim shall be made by the Company against the Secured Parties or their Affiliates, directors, officers, employees or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement or the other Note Documents, or any act, omission or event occurring in connection therewith; and the Company hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     SECTION 10.13. WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES TO THIS AGREEMENT WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                              COMPANY
                              -------

                              CASINO AMERICA, INC.,
                              A DELAWARE CORPORATION

                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                    ----------------------------

                              COLLATERAL AGENT
                              ----------------

                              FLEET NATIONAL BANK, AS COLLATERAL AGENT

                              By:
                                 -------------------------------
                              Name:
                                   -----------------------------
                              Title:
                                    ----------------------------

PAGE>

                                                                    SCHEDULE 1.1
                                                                     TO ACCOUNTS
                                                                PLEDGE AGREEMENT



                                   ACCOUNTS
                                   --------



NET CASH PROCEEDS COLLATERAL ACCOUNT
- ------------------------------------



EXCESS LOUISIANA CASH COLLATERAL ACCOUNT
- ----------------------------------------

                                                                   SCHEDULE 10.4
                                                                     TO ACCOUNTS
                                                                PLEDGE AGREEMENT





                                   ADDRESSES
                                   ---------


Casino America, Inc.
- --------------------
711 Washington Loop
Biloxi, Mississippi 39530
Facsimile: (601) 435-5998


Fleet National Bank
- -------------------
777 Main Street
Hartford, Connecticut 06115
Facsimile: (203) 986-7920